UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    April 25, 2006

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

The Annual Meeting of Shareholders of The Chubb Corporation (Corporation) was held on April 25, 2006. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES WITHHELD

Zoë Baird	180,435,744	2,534,113
Sheila P. Burke	169,362,152	13,607,705
James I. Cash, Jr.	181,457,141	1,512,716
Joel J. Cohen	179,044,984	3,924,873
James M. Cornelius	174,922,010	8,047,847
John D. Finnegan	179,762,791	3,206,066
Klaus J. Mangold	180,733,078	2,236,779
Sir David G. Scholey, CBE	179,844,155	3,125,702
Raymond G.H. Seitz	179,377,019	3,592,838
Lawrence M. Small	167,487,383	15,482,474
Daniel E. Somers	180,973,009	1,996,848
Karen Hastie Williams	172,956,206	10,013,651
Alfred W. Zollar	180,913,057	2,056,800

Adoption of The Chubb Corporation Annual Incentive Compensation Plan (2006). The shareholders of the Corporation approved the adoption of The Chubb Corporation Annual Incentive Compensation Plan (2006). The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES

176,661,943	5,127,873	1,180,041	0

Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES

178,968,031	3,006,975	994,851	0

Implementation of Majority Voting Standard in the Election of Directors. The shareholders approved a proposal requesting that the Board of Directors initiate the appropriate process to amend the Corporation’s certificate of incorporation to provide that director nominees be elected by the affirmative vote of a majority of the votes cast. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES

81,432,776	75,647,482	3,882,491	22,007,108

Increased Disclosure of Political Contributions. The shareholders of the Corporation rejected a proposal requiring increased disclosure of the Corporation’s political contributions beyond that which is required by applicable law or otherwise already voluntarily disclosed by the Corporation. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTAIN	NON VOTES

16,608,042	127,858,904	16,495,803	22,007,108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: April 28, 2006	By:	/s/ W. Andrew Macan
	Name:	W. Andrew Macan
	Title:	Vice President and
Secretary